APS American Physicians Service Group, Inc.

NASDAQ: AMPH

Forward-Looking Statements

Our presentation includes, and our response to various questions may include, forward-looking statements about the Company's revenues and earnings and about our future plans and objectives. Any such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to be materially different than any future results, performance and achievements described in this presentation. Factors that could cause actual results to differ materially from expectations include the 'Risk Factors' described in the Company's filings with the Securities and Exchange Commission. We have no intention to update any of this information unless required by law.

APS

Company Overview

- Founded in 1974, IPO in 1983 (NASDAQ: AMPH)
- Acquired American Physicians Insurance Company ("API") on April 1, 2007
  - 30+ year history writing Texas medical professional liability insurance
  - Managed API by AMPH since inception
- A leading medical professional liability insurer in Texas
- 6,328 policyholders at October 31, 2009
- AM Best financial strength rating of A- (Excellent)

APS

Investment Highlights

- Strong balance sheet and operating performance
- Texas tort reform enacted in 2003
- Strong reserve position at the top of actuarial range
- Growth opportunities
- Attractive valuation comparison to peer group
- Management strongly aligned with shareholders (12% ownership)

APS

API Acquisition – Completed April 1, 2007

- Total consideration of approximately $45 million, 2 million common shares, $9.2 million worth of preferred shares
- Preferred stock requires $1 million annual redemption and a 3% annual dividend
  - $6.5 million remains outstanding
- Policyholders received 28% of shares of combined company

APS

Favorable Claims and Headcount Trends

- Texas tort reform in 2003 drastically altered medical professional liability market
  - $250,000 cap on non-economic damages
  - Claim counts in post reform years meaningfully reduced
- Continued focus on underwriting to maintain quality of book



Claim Counts Relative to Number of Policyholders
Claims Counts
# of Policyholders
1,400
1,200
1,000
800
600
400
200
0
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
Q3 09
3,019
2,992
3,070
2,992
3,622
3,919
4,712
4,930
5,336
6,401
716
706
741
930
383
335
507
413
384
387*
1,096
1,123
1,110
1,372
993
705
808
740
585
578
Policyholders
Reported Claims
Pending Claims

* Annualized estimate of 387 claims based on 290 reported claims through Q3 2009

APS

Premium Pricing and Retention

- Strong policyholder retention; 90% in 2005, 93% in 2006, 91% in 2007, 92% in 2008; 91% in Q3 YTD 2009
- Rates remain high relative to historic levels



Relative Rates since 1999
Annual Rate Change
250
200
150
100
50
0
100
104
4%
125
20%
175
40%
224
28%
226
1%
206
(9%)
169
(18%)
144
(14%)
136
(6%)
130
(4%)
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 3Q

APS

Prudent and Innovative Underwriting

- Predominantly claims-made policies
- Exempt from Texas regulation of rate and policy forms
  - Allows flexibility in coverage terms
- Conservative underwriting philosophy
  - Individually underwrite every new and renewal policy
  - Medical Director involvement in every underwriting decision
  - On-site visits to group applicants

APS

Texas Market Share



17%
4%
3%
6%
13%
15%
42%
Texas Medical Liability Trust 42%
American Physicians Insurance 15%
Medical Protective 13%
Advocate MD 6%
Texas Medical Liability Ins. Underwriting Assoc. (JUA) 3%
The Doctors Company 4%
Other (Less than 3% each) 17%

Source: 2008 NAIC Data including TMLT

Top Insured Specialties by Headcount

Anesthesiology	15%
Family Practice / Internal Medicine	13%
Obstetrics and Gynecology	12%
Orthopedics	5%
Cardiology	5%
Other Surgical Specialties	5%
Pediatrics	4%
Dentists	3%
General Surgery	3%
Radiology	2%
Urology	2%
Other Specialties	10%
CRNA	13%
Physician Extenders / Clinical Staff	8%
	100%

Policy Limit Profile (in 000's)


1000/5000
4%
100/300
6%
1000/3000
26%
200/600
37%
500/1500
7%
500/1000
15%
300/900
5%

1000/5000 coverage only on a shared limit policy with allied health professionals

2000/4000 and 3000/5000 coverage on 3 and 9 physicians, respectively

APS

Claims Management

- Claims staff has an average of over 15 years experience with APS
- Physician Claims Committee reviews large claims for medical standard of care and defensibility
- Perform on-site visits by risk management professionals
- Historically, over 80% of claims closed without indemnity

APS

Growth Opportunities

- Meaningful opportunities for growth
  - 15% of $407 million growing Texas market (1)
  - New focus on $84 million Arkansas market (2)
  - Recent entry into $130 million Oklahoma market (2)
  - Potential acquisitions
  - Organic expansion into new markets
- A.M. Best rating supports AMPH growth initiatives
- Enhanced access to capital

(1) Source: 2008 NAIC Data including TMLT

(2) Source: 2008 SNL NAIC Data

Overview of Financial Services Segment

- Over 25 year history – Institutional fixed-income focus
- Products:
  - Mortgage-backed bonds and CMOs
  - Government issues and municipals
  - High yield
  - Bank debt and trade claims
- Customers - corporations, banks, insurance companies, hedge and mutual funds, high net worth individuals
- Riskless principal model
- 9% of revenues for the nine months ended 9/30/09

APS

Financial Overview

- Strong balance sheet and operating performance
- Net income of $18.5 million for the trailing twelve months ended September 30, 2009
- Conservative reserve philosophy
- Attractive valuation comparison to peer group

3Q 2009 RECAP

- 1% increase in Gross Written Premiums ($21.4 million for Q3 09)
  - 1.3% rate decrease for Q3
- 5% increase in Gross Written Premium YTD ($53.7 million for 9 months ended 09)
  - 4.3% rate decrease
- $6.2 million in new business YTD
- Continued favorable claim development ($4.8 million in 3Q 09)
- $14.4 million favorable claim development YTD

APS

3Q 2009 RECAP

- Investment income lower due to increased cash and short-term position ($2.5 million in 3Q 09 vs. $3 million in 3Q 08)
  - Significantly reduced non-agency CMO exposure ($5.6 million at 9/30/09 vs. $25.4 million at 12/31/08)
  - Cash and short-term were $16.7 million at 9/30/09 vs. $22.1 million at 12/31/08
- Diluted EPS
  - $0.92 in 3Q 09
  - $2.28 YTD 09
- Trailing twelve month ROE of 13%; TTM operating ROE of 16%

APS

Capital Management

- Underwriting leverage is strong
  - .7 to 1 Annualized Net Written Premium to Surplus Ratio
- Debt to equity is only 4.3%
- Paid dividends for the last 6 years
- Share repurchases
  - Over 159,000 shares purchased in first 9 months of 2009 at average price below 9/30/09 BV per share
  - $3.7 million of authorization remaining at 9/30/2009
- Actively seeking strategic and organic growth opportunities

Balance Sheet Highlights


(in Millions)
$350
$300
$250
$200
$150
$100
$50
$-
$283 $284 $301
$224 $232 $254
$102 $92 $91
$124 $136 $153
Total Assets
Total Cash & Investments
Gross Reserves
Stockholders' Equity
2007
2008
Q3 2009

Favorable Trend in Book Value


$25.00
$20.00
$15.00
$10.00
$5.00
$-
Book Value Per Share
$7.78
$9.15
$9.95
$10.49
$17.19
$19.46
$22.20
2003
2004
2005
2006
2007
2008
Q3 2009

Conservative Investment Portfolio

- Fixed income managed internally
- "AAA" average rating of bond portfolio
- Average duration of 2.8 years
- Yield to maturity of 4.2%
- Reduced non-agency CMO exposure in 2009 by 78% thru September

(in thousands)

Rating Category	Fair Value	%
AAA / Aaa	$ 168,351	75%
AA / Aa	24,410	11%
A / A	20,976	10%
BBB	6,907	3%
Non-investment grade	3,262	1%
Total	$ 223,906	100%

APS

Conservative Investment Portfolio

- Investment portfolio totaled $254 million at 9/30/2009

(in thousands)		Fair Value	%
Fixed Maturities:			
U.S. Treasury Notes / Bills	$	23,803	9%
U.S. Government Agency Mortgage-Backed Bonds		25,413	10%
U.S. Government Agency CMOs		46,356	17%
U.S. Government Agency Bonds/Notes		16,415	6%
Collateralized Mortgage Obligations		5,564	2%
Government Tax-Exempt bonds		37,622	16%
Corporate Bonds		68,733	27%
Total Fixed Maturities	$	223,906	87%
Other:			
Equity Securities		11,710	5%
Cash and Cash Equivalents		16,680	7%
Other Invested Assets		1,518	1%
Total Cash and Investments	$	$253,814	100%



Govern-ment Tax-exempt Bonds 16%
Non-Agency Mortgage Backs 2%
Corporate 27%
US Treasury and Agencies 42%
Cash and Equivalents 7%
Other Invested Assets 1%
Equity Securities 5%

APS

Strengthening Net Reserves Per Open Claim


$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Reserves / Open Claim
$32,975
$57,321
$94,295
$100,352
$110,154
$133,774
$141,117
2003
2004
2005
2006
2007
2008
Q3 09
At Period End

Attractive Valuation

Key Operating Metrics	Median - Other Public Med Mal Companies (1)	APS Reported 9/30/2009
Price/Book Value (2)	1.1	1.1
Price/Operating EPS (2)	8.1	7.5
TTM Operating ROE	15%	16%
Loss Ratio	57%	38%
Combined Ratio	79%	55%

(1) Source: SNL - Includes PRA, ACAP, FPIC based on most recent reported 9/30/09 financial data.
(2) Share prices as of November 18, 2009.

APS

APS American Physicians Service Group, Inc.

NASDAQ: AMPH